                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

                                 ORTHODONTIX, INC.
           (Exact Name of Registrant as Specified in its Charter)

              Florida              000-27836                   65-0643773
 (State or other jurisdiction      Commission                (IRS Employer
       of incorporation)           File Number            Identification No.)

                         1428 Brickell Avenue, Suite 105
                               Miami, Florida 33131
                   (Address of principal executive offices)

                                  (305) 371-4112
                          (Registrant's Telephone Number)

                                  Not Applicable
               (Former name, former address and former fiscal year,
                           if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CRFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











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ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

     On November 30, 2005, Orthodontix, Inc. (the "Company") sold 2,915,428 newly issued shares of common stock, par value $.0001, to Frost Gamma Investments Trust, of which Dr. Phillip Frost is the trustee and beneficiary. The purchase price was $494,000.00. There were no underwriting discounts or commissions. The Company relied upon the exemption from registration contained in Section 4(2) of the Securities Act of 1933 in making the sale to the trust.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 99.1  Press Release dated December 6, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ORTHODONTIX, INC.
                                   (Registrant)


Dated: December 6, 2005             By: /s/ Glenn L. Halpryn
                                    ---------------------------------------
                                    Glenn L. Halpryn
                                    Chief Executive Officer


























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EXHIBIT 99.1  Press Release


           Dr. Phillip Frost purchases control of Orthodontix, Inc.


MIAMI
December 6, 2005


     On November 30, 2005, Dr. Phillip Frost, Chairman and CEO of Ivax Corporation, through a trust purchased control of Orthodontix, Inc. The trust paid $494,000 for 2,915,428 newly issued shares. With the November purchase, the trust owns 2,965,428 shares or 51 percent of Orthodontix.

     Orthodontix intends to effect a merger or other business combination with an operating company.




     CONTACT:     Orthodontix, Inc., Miami
                  Glenn L. Halpryn, 305-371-4112





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